Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 4

Prospectus supplement dated July 16, 2010

to Prospectus dated May 1, 2010

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The following sub-account is only available in policies for which good order applications were received before July 16, 2010:

▪	Putnam Variable Trust - Putnam VT Vista Fund: Class IB